SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES
                            OF THE FUNDS LISTED BELOW

                                 ----------------


DWS International Select Equity Fund      DWS Short Duration Plus Fund
DWS Japan Equity Fund                     DWS Short-Term Municipal Bond Fund
DWS Mid Cap Growth Fund                   DWS Small Cap Growth Fund
DWS Short Duration Fund


--------------------------------------------------------------------------------

  On May 5, 2006 for DWS Mid Cap Growth Fund; on June 1, 2006 for DWS Short Duration Fund and DWS Small Cap Growth Fund; on June 9, 2006 for DWS Japan Equity Fund; on June 27, 2006 for DWS Short Duration Plus Fund (Class C only); and on July 27, 2006 for DWS Short-Term Municipal Bond Fund (Class B only) and DWS International Select Equity Fund (Class B only); Class B and Class C shareholders (except as otherwise noted) of each fund approved a proposal to convert each fund's Shareholder Services Agreement to a Rule 12b-1 Plan. As a result of this change, total fees charged for distribution and shareholder servicing services remain the same, although effective July 1, 2006 (June 1, 2006 for DWS Mid Cap Growth Fund and on August 1, 2006 for DWS Short-Term Municipal Bond Fund and DWS International Select Equity Fund) the service fee is now a Rule 12b-1 service fee and the fee table in the section entitled "How Much Investors Pay" has been changed accordingly. The shareholder servicing fee of 0.25% charged to Class B and Class C shares no longer is included under "Other Expenses," and instead the 0.25% Rule 12b-1 service fee has been included under the heading "Distribution (12b-1) Fee," which is now described as "Distribution/Service (12b-1) Fee." The total Distribution/Service (12b-1) fees for Class B and Class C are 1.00%.
--------------------------------------------------------------------------------




                                                                     [Logo]DWS
                                                                       SCUDDER
August 9, 2006                                             Deutsche Bank Group

The first paragraph in the subsection "Class B shares" under "Choosing a Share Class" in each fund's Class A, B and C prospectus is deleted and replaced with the following:

With Class B shares, you pay no up-front sales charges. Class B shares have a 12b-1 plan, under which a distribution services fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. After six years, Class B shares automatically convert to Class A shares, which have the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

The first paragraph in the subsection "Class C shares" under "Choosing a Share Class" in each fund's Class A, B and C prospectus is deleted and replaced with the following:

With Class C shares, you pay no up-front sales charges. Class C shares have a 12b-1 plan, under which a distribution services fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).


DWS Japan Equity Fund
--------------------------------------------------------------------------------

The following disclosure replaces the first sentence in the section entitled "Other policies" in DWS Japan Equity Fund's prospectuses:

The fund's objective is not a fundamental policy. Although major changes tend to be infrequent, the fund's Board could change the fund's investment goal without seeking shareholder approval.





               Please Retain This Supplement for Future Reference


August 9, 2006